                                            Oppenheimer High Yield Fund
                                     Supplement dated October 26, 2001 to the
                                         Prospectus dated October 26, 2001

The Prospectus is changed by adding the following section in "About Your Account - How to Buy Shares" before the sub-section entitled "How Can You Buy Class A Shares?" on page 19:

         Effective September 1, 2001 through November 30, 2001, the Distributor will pay an additional sales concession of 0.50% on purchases of Class A shares and Class B shares and 0.25% on purchases of Class C shares by customers of A.G. Edwards and Sons, Inc., provided such purchases are accompanied by an Asset Builder Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

October 26, 2001                                                                                     PS0280.027

Oppenheimer
High Yield Fund

Prospectus dated October 26, 2001

                                                              Oppenheimer High Yield Fund is a mutual fund.  It
                                                              seeks high current income by investing mainly in
                                                              high-yield, lower-rated fixed-income securities as
                                                              its primary goal.  The Fund secondarily seeks capital
                                                              growth when consistent with its main goal.

                                                                   This Prospectus contains important information
                                                              about the Fund's objective, its investment policies,
                                                              strategies and risks.  It also contains important
                                                              information about how to buy and sell shares of the
                                                              Fund and other account features.  Please read this
                                                              Prospectus carefully before you invest and keep it
                                                              for future reference about your account.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Fund's securities nor has it determined that
this Prospectus is accurate or complete. It is a
criminal offense to represent otherwise.

                                                                                            (logo) OppenheimerFunds
                                                                                            The Right Way to Invest

CONTENTS

                  ABOUT THE FUND
-------------------------------------------------------------------------------------------------------------------

         3        The Fund's Investment Objectives and Strategies

         4        Main Risks of Investing in the Fund

         7        The Fund's Past Performance

         8        Fees and Expenses of the Fund

         10       About the Fund's Investments

         14       How the Fund is Managed

                  ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------------------------------------------

         15       How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

         24       Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Web Site
                  Retirement Plans

         26       How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

         29       How to Exchange Shares

         30       Shareholder Account Rules and Policies

         32       Dividends, Capital Gains and Taxes

         33       Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objectives and Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?  The Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc., believes do not involve undue risk.  The Fund's secondary objective is to seek capital growth when consistent with its primary objective.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in a variety of high-yield debt securities of domestic and foreign issuers for high current income.  These securities primarily include:
o        Lower-grade bonds and notes of corporate issuers
o        Foreign corporate and government bonds
o        Mortgage related securities and other asset backed securities
o        "Structured" notes
o        Preferred stock

         Under normal market conditions, the Fund invests at least 80% of its total assets in securities and at least 65% of its total assets in high-yield, lower-grade debt securities, commonly called "junk bonds."
Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Rating Services ("S&P") or comparable ratings by other nationally-recognized rating organizations (or, in the case of unrated securities, determined by the Manager to be comparable to securities rated below investment grade).  See Appendix A to the Statement of Additional Information for a
description of the bond ratings.

         The remainder of the Fund's assets may be invested in other debt securities, cash or cash equivalents, rights or warrants, or common stock and other equity securities when the Manager believes those are consistent with the Fund's objectives.

         Since the Fund may invest in lower-grade securities without limit, the Fund's investments should be considered speculative.  Further, since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund's investment objectives will be met.  See "Main Risks of Investing in the Fund,"
below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL?  In selecting securities for the Fund, the
Fund's portfolio managers analyze the overall investment opportunities and risks in different market sectors, industries and countries.  The overall strategy is to build a broadly diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities.  The portfolio managers currently use a "bottom up" approach, focusing on the performance of individual securities before considering industry trends.
They evaluate an issuer's liquidity, financial strength and earnings power, and also consider the factors below
(which may vary in particular cases and may change over time), looking for:
o        Changes in the business cycle that might affect corporate profits,
o        Corporate sectors that in the portfolio managers' view are currently undervalued in the marketplace,
o        Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
o        Securities or sectors that will help the overall diversification of the portfolio, and
o        Issuers with improvements in relative cash flows and liquidity to help them meet their  obligations.

WHO IS THE FUND DESIGNED FOR?  The Fund is designed primarily for investors seeking high current income from a fund that invests mainly in lower-grade domestic and foreign debt securities.  Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund that invests in those debt securities, which also have special credit risks.  Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income.  The Fund is intended to be a long-term investment and may be appropriate as a part of a retirement plan portfolio.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.  They include changes in general bond and stock market movements in the U.S.
and abroad (this is referred to as "market risk"), or the change in value of particular bonds or stocks because of an event affecting the issuer (this is known as "credit risk").  Changes in interest rates can also affect prices of debt securities (this is known as "interest rate risk").  The Fund can invest in foreign debt securities.  Its foreign investments will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular foreign countries.  There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having similar investment objectives.

CREDIT RISK.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay interest or principal, the value of that security and of the Fund's shares might be reduced.  High-yield, lower-grade debt securities are especially subject to risks of default.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

Special Risks of Lower-Grade Securities.  The Fund's credit risks are greater than those of funds that buy only investment-grade securities.  Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.  Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.  These risks can reduce the Fund's share prices and the income it earns.

         While investment-grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities.  The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to sell at an acceptable price.

INTEREST RATE RISKS.  The values of debt securities are subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount.  The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities and at times the Fund's average portfolio maturity may be relatively long-term.  The
Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

RISKS OF FOREIGN INVESTING.  The Fund can invest up to 100% of its assets in foreign securities.  It can buy securities of governments and companies in both developed markets and emerging markets.  The Fund currently does not intend to invest more than 25% of its net assets in foreign securities.  While foreign securities offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency.  Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities.  Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.  The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging Markets.  Securities of issuers in emerging markets may offer special investment opportunities but present risks not found in more mature markets.  Those securities might be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.  Settlements of trades may be subject to greater delays so that the
         Fund may not receive the proceeds of a sale of a security on a timely basis.

         Emerging markets might have less developed trading markets and exchanges, and less developed legal and accounting systems.  Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country.  Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.  These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

RISKS OF DERIVATIVE INVESTMENTS.  The Fund can use derivatives to seek increased income or to try to hedge investment risks.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Options, futures, interest rate swaps, structured notes, and mortgage-related securities are examples of derivatives the Fund can use.

         If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform.  If that happens, the Fund's share prices could decline or the Fund could receive less income than expected.  The Fund has limits on the amount of particular types of derivatives it can hold.  However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its objectives.

         In the short term, the values of high-yield debt securities can fluctuate substantially because of interest rate changes and perceptions about the high-yield market among investors.  Foreign debt securities can be volatile, and the prices of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers.  Defaults by issuers of lower-grade securities could reduce the Fund's income and share prices.

         Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund.  In the OppenheimerFunds spectrum, the Fund is likely to be more volatile and have more risks than funds that focus on investing in U. S. government securities and investment-grade bonds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Past Performance

         The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares compare to those of broad-based market indices.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

                              Annual Total Returns (Class A) (as of 12/31 each year)

                  [See appendix to prospectus for data in bar chart showing annual total returns]

Sales  charges  are not  included  in the  calculations  of return in this bar  chart,  and if those  charges  were included, the returns would be less than those shown.
For the period from 1/1/01 through 9/30/01, the cumulative total return (not annualized) for Class A shares was
--6.20%.During  the period shown in the bar chart,  the highest return (not  annualized) for a calendar quarter was
12.94% (1stQtr91) and the lowest return (not annualized) for a calendar quarter was -7.40% (3rdQtr98).

--------------------------------------------------- --------------------- ---------------------- ---------------------
                                                                                 5 Years               10 Years
Average Annual Total Returns for the periods                               (or life of class,     (or life of class,
ended December 31, 2000                                    1 Year               if less)               if less)
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Class A Shares (inception 7/28/78)                         -8.45%                 4.07%                 9.25%
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Merrill Lynch High Yield Master Index                      -3.79%                 4.89%                10.86%1
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Lehman Brothers Corporate Bond Index                       9.39%                  5.80%                 8.44%1
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Class B Shares (inception 5/3/93)                          -8.88%                 4.01%                 5.72%
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Class C Shares (inception 11/1/95)                         -5.48%                 4.26%                 4.55%
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- --------------------- ---------------------- ---------------------
Class Y Shares (inception 10/15/97)                        -3.79%                 0.45%                  N/A
--------------------------------------------------- --------------------- ---------------------- ---------------------
1. From 12/31/90.

The Fund's  average  annual total returns  include the applicable  sales charge:  for Class A, the current  maximum initial  sales  charge of 4.75%;  for  Class B, the  contingent  deferred  sales  charges  of 5% (1 year) and 2% (5 years);  and for Class C, the 1% contingent  deferred  sales charge for the 1-year  period.  Because Class B shares convert to Class A shares 72 months  after  purchase,  Class B  "life-of-class"  performance  does not  include any contingent  deferred sales charge and uses Class A performance for the period after  conversion.  There is no sales charge for Class Y shares.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund's Class A shares is compared to the Merrill Lynch High Yield Master Index, an unmanaged index of below-investment-grade debt securities of U.S. corporate issuers, and the Lehman Brothers Corporate Bond Index, an index of non-convertible
U.S. investment-grade corporate bonds. Index performance reflects the reinvestment of income but does not reflect transaction costs.  The Fund's investments vary from the securities in the indices. Class N shares were not publicly offered during the period shown.

Fees and Expenses of the Fund

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.  Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.  All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges.  The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 2001.

Shareholder Fees (charges paid directly from your investment):

-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
                                         Class A     Class B Shares      Class C        Class N     Class Y Shares
                                          Shares                         Shares         Shares
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Maximum Sales Charge (Load) on            4.75%           None            None           None            None
purchases
(as % of offering price)
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Maximum Deferred Sales Charge (Load)      None1            5%2             1%3            1%4            None
(as % of the lower of the original
offering price or redemption
proceeds)
-------------------------------------- ------------- ---------------- -------------- -------------- ---------------

1.       A  contingent  deferred  sales  charge  may apply to  redemptions  of  investments  of $1  million or more
     ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after purchase.  The contingent  deferred sales charge declines to 1%
     in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
4.       Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
                                          Class A     Class B Shares      Class C        Class N     Class Y Shares
                                           Shares                         Shares         Shares
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Management Fees                            0.61%           0.61%           0.61%          0.61%          0.61%
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Distribution  and/or  Service  (12b-1)     0.24%           1.00%           1.00%         0.25%1           N/A
Fees
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Other Expenses                             0.15%           0.15%           0.15%          0.18%          0.33%
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------
Total Annual Operating Expenses            1.00%           1.76%           1.76%          1.04%          0.94%
--------------------------------------- ------------- ---------------- -------------- -------------- ---------------

1.       Effective November 1, 2001 the "Distribution and/or Service (12b-1) Fees" for Class N shares is 0.50%.
Expenses  may vary in future  years.  "Other  expenses"  include  transfer  agent  fees,  custodial  expenses,  and accounting and legal expenses the Fund pays.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the
Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

------------------------------------ --------------------- -------------------- ------------------ -------------------
If shares are redeemed:                     1 Year               3 Years             5 Years           10 Years1
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class A Shares                                       $572                 $778             $1,001              $1,641
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class B Shares                                       $679                 $854             $1,154              $1,688
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class C Shares                                       $279                 $554               $954              $2,073
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class N Shares                                       $206                 $331               $574              $1,271
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class Y Shares                                        $96                 $300               $520              $1,155
------------------------------------ --------------------- -------------------- ------------------ -------------------

------------------------------------- -------------------- -------------------- ------------------ -------------------
If shares are not redeemed:                 1 Year               3 Years             5 Years           10 Years1
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class A Shares                                       $572                 $778             $1,001              $1,641
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class B Shares                                       $179                 $554               $954              $1,688
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class C Shares                                       $179                 $554               $954              $2,073
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class N Shares                                       $106                 $331               $574              $1,271
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class Y Shares                                        $96                 $300               $520              $1,155
------------------------------------- -------------------- -------------------- ------------------ -------------------
In the first example,  expenses  include the initial sales charge for Class A and the  applicable  Class B, Class C or Class N  contingent  deferred  sales  charges.  In the second  example,  the Class A expenses  include the sales charge,  but Class B, Class C and Class N expenses do not include the  contingent  deferred  sales  charges.  There are no sales charges on Class Y shares.
1.       Class  B  expenses  for  years 7  through  10 are  based  on  Class  A  expenses,  since  Class  B  shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES.  The allocation of the Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends.  However, under normal market conditions, the Fund emphasizes investments in high-yield, lower-grade debt securities.  The
Fund has no requirements as to the range of maturities of the debt securities it can buy or as to the market capitalization of the issuers of those securities.

   What Is A "Debt" Security?  A debt security is
   essentially a loan by the buyer to the issuer
   of the debt security. The issuer promises to
   pay back the principal amount of the loan and
   normally pays interest, at a fixed or variable
   rate, on the debt while it is outstanding.

         The Manager does not rely solely on ratings of debt securities by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities.  The Manager assigns a rating to an unrated security that is equivalent to what the Manager believes are comparable rated securities.

         The Fund can invest some of its assets in other types of debt securities, as well as common stocks and other equity securities of foreign and U.S. companies when consistent with the Fund's goals.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of
Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by carefully researching securities before they are purchased.  The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate 25% or more of its total assets in the securities of issuers in any one industry or the securities of any one foreign government.

         However, changes in the overall market prices of securities and the income they pay can occur at any time.  The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES.  The Fund mainly buys lower-grade, high-yield debt securities of U.S.
and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests and
"structured" notes described below, and asset-backed securities, among others, to seek high current income.  There are no limits on the amount of the Fund's assets that can be invested in debt securities rated below investment grade.

         The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the
Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

FOREIGN SECURITIES.  The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank.  They include bonds, debentures and notes, including derivative investments. The Fund buys foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

"STRUCTURED" NOTES.  The Fund can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

         The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature or it might receive less interest than the stated
coupon payment if the underlying investment or index does not perform as anticipated.  Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

DERIVATIVE INVESTMENTS.  The Fund can invest in a number of different kinds of "derivative" investments.
Options, futures, interest rate swaps, structured notes, and mortgage-related securities are "derivative investments" the Fund can use.  In addition to using derivatives to hedge risk, the Fund can use other derivative investments because they offer the potential for increased income and principal value.

CAN THE FUND'S INVESTMENT OBJECTIVES AND POLICIES CHANGE?  The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares.  The Fund's objectives are fundamental policies.  Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its investment objectives, the Fund can also use some or all the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some are designed to help reduce overall investment or market risks.

Common Stocks and Other Equity Securities.  The Fund can invest in common stocks and other equity securities, including warrants and rights, preferred stock and convertible securities, when consistent with the
          Fund's objectives.
Preferred Stocks.  Unlike common stock, preferred stock typically has a stated dividend rate. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.  The rights to payment of dividends on preferred stock generally is subordinate to the rights of a company's debt securities.
         Preferred stock dividends may be cumulative (they remain a liability of the Company until paid) or non-cumulative.

RISKS OF INVESTING IN STOCKS.  Stocks fluctuate in price, and their short-term volatility at times may be great.
To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets.  Market risk can affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Mortgage-Related Securities.  The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities.  They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities or by private issuers.  CMOs that are U.S. government securities have collateral to secure payment of interest and principal.  They may be issued in different series, each having different interest rates and maturities.  The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced.  Additionally, the Fund might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  Additionally, the Fund may buy mortgage-related securities at a premium.
         Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

         When interest rates rise rapidly, and if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value.
         These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt  securities.  That volatility will affect the Fund's share prices.

Private-Issuer Mortgage-Backed Securities.  Mortgage-backed securities issued by private issuers do not offer the credit backing of U.S. government securities.  Primarily these include multi-class debt or pass-through certificates secured by mortgage loans.  They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

Participation Interests in Loans.  These securities represent an undivided fractional interest in a loan obligation by a borrower.  They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate.  The loans may be to foreign or U.S. companies.  The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower.  If the borrower fails to pay interest or repay principal, the
         Fund can lose money on its investment.  The Fund can also purchase interests in trusts or other entities that hold loan obligations.  In that case the Fund will also be subject to the trust's credit risks.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.  The Fund will not invest more than
         10% of its net assets in illiquid or restricted securities.  The Board can increase that limit to 15%.
         That percentage limitation is not a fundamental policy. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.  The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging.  The Fund can buy and sell futures contracts, put and call options and forward contracts. These are all referred to as "hedging instruments."  The Fund is not required to use hedging instruments to seek its objectives. The Fund will not use hedging instruments for speculative purposes, and has limits on its use of them.

         The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates.  The
         Fund can use forward contracts to try to manage foreign currency risks on the Fund's foreign investments.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies.  For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

         If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover.  The Fund may engage in short-term trading to achieve its objectives.  It might have a turnover rate in excess of 100% annually.  Portfolio turnover affects brokerage costs, although the Fund does not pay for brokerage on most of its portfolio transactions.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions.  The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive and Interim Investments.  In times of unstable adverse market or economic conditions, the
         Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
         principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury
         Bills and other short-term U.S. government obligations or high-grade commercial paper.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

How the Fund Is Managed

THE MANAGER.  The Manager chooses the Fund's investment program and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since January 1960. The Manager and its subsidiaries and affiliates managed more than $120 billion in assets as of October 1, 2001 including other Oppenheimer funds, with more than 5 million shareholder accounts.  The Manager is located at 498 7th Avenue, New York, New York 10018.

Portfolio Managers.  The portfolio managers of the Fund are David P. Negri and Thomas P. Reedy. They have been the portfolio managers principally responsible for the day-to-day management of the Fund's investments since October 1998.  Each is a Vice President of the Fund.  Mr. Negri is a Senior Vice President of the
         Manager (since May 1998) and of HarbourView Asset Management Corporation (since April 1999).  Mr. Reedy is a Vice President of the Manager (since 1993) and of HarbourView Asset Management Corporation (since
         April 1999).  Each is an officer and portfolio manager of other Oppenheimer funds.

Advisory Fees.  Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow:  0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.  The
         Fund's management fee for its last fiscal year ended June 30, 2001 was 0.61% of  average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW ARE SHARES PURCHASED?  You can buy shares several ways, as described  below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders.  The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.  Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire.  The minimum investment is $2,500.  Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system.  You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details..
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other
         Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the
         Statement of Additional Information.

HOW MUCH MUST YOU INVEST?  You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25.  There are reduced minimum investments under special investment plans.
o        With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.
o        Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250.  If your IRA is started as an Asset Builder Plan, the $25 minimum applies.  Additional purchases may be for as little as $25.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value.  The Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
         Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the
         Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer.  If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors five different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million).
         The amount of that sales charge will vary depending on the amount you invest.  The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge.  That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.  If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?"
         below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

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Class Y Shares.  Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
-------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Some factors to consider are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.  The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.  Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares.  You should analyze your options carefully with your financial advisor before making that choice.
How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

     o   Investing for the Shorter Term.  While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than 6 years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them 1 year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward 6 years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing  less than $100,000 for the  longer-term,  for example for  retirement,  and do not expect to need  access to your money for 7 years or more,  Class B shares may be appropriate.

Are There  Differences in Account  Features That Matter to You? Some account features may not be available to Class
         B, Class C and Class N  shareholders.  Other  features may not be advisable  (because of the effect of the contingent  deferred sales charge) for Class B, Class C and Class N  shareholders.  Therefore,  you should carefully  review how you plan to use your  investment  account  before  deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are not available for Class B, Class C or Class N shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.  However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     3.75%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     2.75%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.00%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.60%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges?  You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
         in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on non-retirement plan purchases of
         Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts"). After March 1, 2001, retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge, except as provided below. The Distributor pays dealers of record concessions in an amount equal to 1.0%
         of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18 month "holding period" measured from 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.  That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
         (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.
         There is no contingent deferred sales charge upon the redemption of such shares.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class
         A shares by those retirement plans from its own resources at the time of sale. 1

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge.  However, if Class B shares are redeemed within 6 years of from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.  The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

----------------------------------------------------------- ---------------------------------------------------------
Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in That
was Accepted                                                Year
                                                            (As % of Amount Subject to Charge)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
6 and following                                             None
----------------------------------------------------------- ---------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the contingent  deferred sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them.  This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below.
         The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.  When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.
How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered only through retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans (which do not include IRAs and 403(b) plans) that have assets of  $500,000 or more or 100 or more eligible participants.  See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.
         A contingent deferred sales charge of 1.00% will be imposed upon the redemption of Class N shares, if:
o        The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o        With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for purchasing, redeeming, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for purchasing, redeeming, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts
Mutual Life Insurance Company ("MassMutual"), an affiliate of the Manager, may purchase Class Y shares of the
Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.
Individual investors cannot buy Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service Plan for Class A Shares.  The Fund has adopted a Service Plan for Class A shares.  It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund.  The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts.  Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class
         C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class
         N shares. The Distributor also receives a service fee of 0.25% per year under the Class B and Class C plans and under the Class N plan, effective November 1, 2001.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares.  The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price.  The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price.  The Distributor retains the asset-based sales charge on Class N shares.  That sales concession on the sale of Class N shares will not be paid on (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of
         Class C shares of one or more Oppenheimer funds held by the plan for more than 1 year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
         Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
         IRA invested in the Oppenheimer funds), and (iii) on purchases of Class N shares by an OppenheimerFunds
         - sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares.  With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares.  You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at HTTP://WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed
                                              -------------------------------
in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the web site may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your Class A or Class B shares of the Fund, you have up to
6 months to reinvest all or part of the redemption proceeds in Class A shares of other Oppenheimer funds without paying a sales charge.  This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them.  This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the
Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs).  These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and
         Education IRAs.
SEP-IRAs.  These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans.  These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans.  These are special retirement plans for businesses.
Pension and Profit-Sharing Plans.  These plans are designed for businesses and self-employed individuals.
         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.
Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310
         Whichever  method you use, you may have a check sent to the address on the account  statement,  or, if you have linked your Fund account to your bank  account on  AccountLink,  you may have the  proceeds  sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed.
         There is a possibility that the wire may be delayed up to 7 days to enable the Fund to sell securities to pay the redemption proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.  If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o        Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o        Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o        Checks must be written for at least $100.
o        Checks cannot be paid if they are written for more than your account value.  Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o        You may not write a check that would require the Fund to redeem shares that were purchased by check or
         Asset Builder Plan payments within the prior 10 days.
o        Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH your DEALER?  The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.  If you purchase shares subject to a Class A, Class B,
Class C or Class N contingent deferred sales charge and redeem any shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A  contingent  deferred  sales  charge will be based on the lesser of the net asset value of the  redeemed shares at the time of  redemption  or the  original  net asset value.  A  contingent  deferred  sales charge is not imposed on:
o        the amount of your account value  represented by an increase in net asset value over the initial  purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares  redeemed in the special  circumstances  described  in Appendix C to the  Statement  of  Additional
         Information

         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.
         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information
for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.
         Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange Requests.  Telephone  exchange requests may be made either by calling a service  representative at  1.800.852.8457,  or by using PhoneLink for automated  exchanges by calling  1.800.533.3310.  Telephone exchanges  may be made only  between  accounts  that are  registered  with the same  name(s) and  address.
         Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by the same day exchange.
o        The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for purchasing, redeeming and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National
         Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by
         Federal Funds wire (as elected by the shareholder) within 7 days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the
         Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer
         Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.525.7048.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees.  Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

         The Fund attempts to pay dividends on Class A shares at a constant level.  There is no assurance that it will be able to do so.  The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders.  The amount of those dividends and the dividends paid on the Fund's other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares.  Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y.

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year..

Avoid "Buying a Dividend."  If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.
Remember, There May be Taxes on Transactions.  Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur.  In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information  about your  investment.  You should  consult  with  your tax  advisor  about the  effect of an  investment  in the Fund on your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past
5 fiscal years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

CLASS A       YEAR ENDED JUNE 30,                  2001              2000            1999            1998               1997
================================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period         $    11.89        $    13.06      $    14.44      $    13.98         $    13.51
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              1.18(1)           1.26            1.26            1.24               1.27
Net realized and unrealized gain (loss)           (1.59)(1)         (1.18)          (1.39)            .43                .43
                                             -----------------------------------------------------------------------------------

Total income (loss) from investment
operations                                         (.41)              .08            (.13)           1.67               1.70
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income              (1.28)            (1.25)          (1.25)          (1.21)             (1.23)
                                             -----------------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                      (1.28)            (1.25)          (1.25)          (1.21)             (1.23)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $    10.20        $    11.89      $    13.06      $    14.44         $    13.98
                                             ===================================================================================
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               (3.69)%            0.71%          (0.71)%         12.34%             13.10%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $  962,017        $1,065,220      $1,027,730      $1,257,100         $1,167,055
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,038,442        $1,125,834      $1,198,756      $1,226,580         $1,127,509
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             10.66%            10.12%           9.40%           8.64%              9.22%
Expenses                                           1.00%             1.02%           0.99%           1.00%(4)           1.00%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              33%               24%             43%            117%               126%

1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.19
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.89%

2.   Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.

 OPPENHEIMER HIGH YIELD FUND

CLASS B       YEAR ENDED JUNE 30,                       2001             2000           1999           1998              1997
=================================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period               $   11.77        $   12.95      $   14.33      $   13.88         $   13.43
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   1.10(1)          1.15           1.14           1.11              1.15
Net realized and unrealized gain (loss)                (1.58)(1)        (1.18)         (1.38)           .44               .43
                                                   ------------------------------------------------------------------------------
Total income (loss) from investment operations          (.48)            (.03)          (.24)          1.55              1.58
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (1.20)           (1.15)         (1.14)         (1.10)            (1.13)
                                                   -----------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (1.20)           (1.15)         (1.14)         (1.10)            (1.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   10.09        $   11.77      $   12.95      $   14.33         $   13.88
                                                   ==============================================================================
=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (4.37)%          (0.13)%        (1.48)%        11.50%            12.18%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $ 386,309        $ 453,375      $ 580,468      $ 527,516         $ 396,678
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 414,648        $ 509,815      $ 544,925      $ 464,492         $ 335,220
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   9.91%            9.35%          8.61%          7.86%             8.41%
Expenses                                                1.76%            1.79%          1.78%          1.79%(4)          1.80%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%              24%            43%           117%              126%

1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.12
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.14%

2.   Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.

 OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS CONTINUED

CLASS C         YEAR ENDED JUNE 30,                     2001             2000           1999           1998              1997
=================================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period               $   11.87        $   13.04      $   14.42      $   13.97         $   13.50
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   1.11(1)          1.16           1.15           1.22              1.14
Net realized and unrealized gain (loss)                (1.60)(1)        (1.18)         (1.39)           .33               .45
                                                   ------------------------------------------------------------------------------
Total income (loss) from investment operations          (.49)            (.02)          (.24)          1.55              1.59
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (1.20)           (1.15)         (1.14)         (1.10)            (1.12)
                                                   ------------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (1.20)           (1.15)         (1.14)         (1.10)            (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   10.18        $   11.87      $   13.04      $   14.42         $   13.97
                                                   ==============================================================================
=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (4.43)%          (0.06)%        (1.49)%        11.42%            12.23%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $  90,603        $  82,204      $  93,607      $  65,506         $  30,463
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $  83,776        $  87,141      $  79,889      $  48,077         $  17,654
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   9.90%            9.35%          8.60%          7.87%             8.40%
Expenses                                                1.76%            1.79%          1.78%          1.78%(4)          1.82%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%              24%            43%           117%              126%

1.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.12
     Net realized and unrealized gain (loss)         (1.61)
     Net investment income ratio                     10.13%

2.   Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

4.   Expense ratio reflects the reduction to custodian expenses.

 OPPENHEIMER HIGH YIELD FUND

                                                          PERIOD ENDED
CLASS N                                               JUNE 30, 2001(1)
======================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                        $ 11.33
----------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .41
Net realized and unrealized gain (loss)                       (1.13)
                                                            -------
Total income (loss) from investment operations                 (.72)
----------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.41)
                                                            -------
Total dividends and/or distributions to shareholders           (.41)
----------------------------------------------------------------------
Net asset value, end of period                              $ 10.20
                                                            =========
=====================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                           (6.43)%
=====================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $   146
----------------------------------------------------------------------
Average net assets (in thousands)                           $    46
----------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                         11.47%
Expenses                                                       1.04%
----------------------------------------------------------------------
Portfolio turnover rate                                          33%

1.   For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2.   Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized for periods of less than one full year.

 OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS CONTINUED

CLASS Y         YEAR ENDED JUNE 30,                              2001                 2000               1999            1998(1)
====================================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                        $   11.82            $   13.02          $   14.42          $   14.48
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            1.20(2)              1.27               1.28                .90
Net realized and unrealized gain (loss)                         (1.59)(2)            (1.18)             (1.39)              (.08)
                                                            ------------------------------------------------------------------------
Total income (loss) from investment operations                   (.39)                 .09               (.11)               .82
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (1.29)               (1.29)             (1.29)              (.88)
                                                            ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (1.29)               (1.29)             (1.29)              (.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   10.14            $   11.82          $   13.02          $   14.42
                                                            ========================================================================
====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                             (3.57)%               0.85%             (0.54)%             5.81%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  60,244            $  54,117          $  52,993          $  11,254
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $  56,669            $  54,022          $  34,043          $   5,562
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                           10.72%               10.30%              9.73%              9.14%
Expenses                                                         0.94%                0.86%              0.76%              0.81%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            33%                  24%                43%               117%

1.   For the period from October 15, 1997 (inception of offering) to June 30,
     1998.

2.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:

     Net investment income                            1.21
     Net realized and unrealized gain (loss)         (1.60)
     Net investment income ratio                     10.95%

3.   Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4.   Annualized for periods of less than one full year.

5.   Expense ratio reflects the reduction to custodian expenses.

 OPPENHEIMER HIGH YIELD FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer High Yield Fund

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.525.7048
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            http://www.oppenheimerfunds.com
                                            -------------------------------
------------------------------------------- ------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies may be
                                                                     ------------------
obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the
Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                         [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. is 811-2849
PR0280.1001  Printed on recycled paper.

                                             Appendix to Prospectus of
                                            Oppenheimer High Yield Fund

         Graphic material included in the Prospectus of Oppenheimer High Yield Fund under the heading "Annual
Total Returns (Class A)(% as of 12/31 each year)":

         A bar chart will be included in the Prospectus of Oppenheimer High Yield Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the past 10 calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                            Annual
Year                                Total
Ended                                        Returns

12/31/91                   28.60%
12/31/92                    13.85
12/31/93                   20.57%
12/31/94                    -2.36%
12/31/95                   15.07%
12/31/96                   14.26%
12/31/97                     11.93%
12/31/98                     0.10%
12/31/99                     4.17%
12/31/00                   -3.89%

--------
1 No concession will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than
30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of
Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.